EXHIBIT 10.3

Confidential Treatment
Requested Pursuant to Rule 24b-2

AMENDMENT N° 2

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº2 to the ALC A350 Family PA	Page 1/9
Ref. CLC - CT1500403

AMENDMENT N° 2 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N° 2 (the “Amendment N° 2”) dated March 3, 2015 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.          The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 1st February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.          The Buyer and the Seller entered into an amendment to the Agreement dated March 3, 2015 to [*] with respect to certain A350XWB Family Aircraft (the “Amendment N° 1”).

C.         The Buyer and the Seller wish to provide for (i) the manufacture and sale of one (1) A350-900 Aircraft and (ii) [*]; subject to the terms and conditions set out below.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A350 Family PA	Page 2/9
Ref. CLC - CT1500403

1.                                                      SCOPE

1.1                                              The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, one (1) incremental A350-900 Aircraft (the “Amdt 2 Aircraft”) [*].

1.2                                              Following the Buyer’s request, the Seller hereby agree to [*].

2.                                                      PREDELIVERY PAYMENTS

2.1                                              Any Predelivery Payments falling due on or before the date of this Amendment N° 2 will be paid by the Buyer [*] execution of this Amendment N° 2.

2.2                                              The Parties hereby agree, solely in respect of Amendment 5 NEO Aircraft to delete clause 5.2 of the Agreement in its entirety and to replace it by the following quoted text:

[*]

3.                                                      DELIVERY SCHEDULE

3.1                                              The Scheduled Delivery Month for the Amdt 2 Aircraft shall be [*].

3.2                                              Pursuant to (i) the Buyer’s order of the Amdt 2 Aircraft and (ii) [*], the table in Clause 9.1 of the Agreement, as may have been amended from time to time, will be deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

4.                                                      PRICING TERMS

The Parties hereby agree that [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A350 Family PA	Page 3/9
Ref. CLC - CT1500403

5.                                                      SUPPORT/ TRAINING MATTERS

5.1                                              The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1                                                 The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for the fleet of twenty-six (26) Aircraft will be [*] in aggregate. This allocation will be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]

2                                                 For the sake of clarification, such Seller Representatives’ services will include [*].

3                                                 The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

UNQUOTE

5.2                                              The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-six (26) Aircraft firmly ordered, unless otherwise specified. [*]

The contractual training courses defined in this Appendix A [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A  will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1                                                 FLIGHT OPERATIONS TRAINING

1.1                                     Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A350 Family PA	Page 4/9
Ref. CLC - CT1500403

1.2                                     Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] per ordered Aircraft.

1.3                                     Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4                                     Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5                                     Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2                                                 PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3                                                 MAINTENANCE TRAINING

3.1                                     The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2                                     The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4                                                 TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1                                     For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2                                     For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A350 Family PA	Page 5/9
Ref. CLC - CT1500403

attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3                                     For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4                                     For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

Amendment Nº2 to the ALC A350 Family PA	Page 6/9
Ref. CLC - CT1500403

6.                                                      INCONSISTENCY AND CONFIDENTIALITY

6.1                                              In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N° 2, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

6.2                                              This Amendment N° 2 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

6.3                                              This Amendment N° 2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

7.                                                      COUNTERPARTS

This Amendment N° 2 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8.                                                      LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 2 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº2 to the ALC A350 Family PA	Page 7/9
Ref. CLC - CT1500403

IN WITNESS WHEREOF this Amendment N° 2 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Amendment Nº2 to the ALC A350 Family PA	Page 8/9
Ref. CLC - CT1500403

APPENDIX 1

Aircraft	Delivery Month		Aircraft Type
[*]	[*]	2018	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	2024	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº2 to the ALC A350 Family PA	Page 9/9
Ref. CLC - CT1500403